UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2010
The Scotts Miracle-Gro Company

(Exact name of registrant as specified in its charter)

Ohio	1-11593	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041

(Address of principal executive offices)	(Zip Code)
(937) 644-0011

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     The Scotts Miracle-Gro Company (the “Company”) contemplates the filing of a post-effective amendment to the Company’s registration statement on Form S-3 (File No. 333-163330) on or about January 11, 2010. The post-effective amendment will register guarantees by direct and indirect subsidiaries of the Company of debt securities registered under the registration statement and add as co-registrants direct and indirect subsidiaries of the Company that may potentially be guarantors of some or all of the debt securities registered under the registration statement. At such time, the Company and the subsidiary guarantors will become subject to the requirements of Rule 3-10 of Regulation S-X and applicable Securities and Exchange Commission guidance regarding financial information of guarantors and issuers of guaranteed securities registered or being registered. Pursuant to Rule 3-10 of Regulation S-X, the Company is adding within Exhibit 99.1 to this Current Report on Form 8-K Note 24 of the Notes to Consolidated Financial Statements at September 30, 2009 and 2008 and for each of the three years in the period ended September 30, 2009 reported in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009. Note 24 provides the financial information required by Rule 3-10 of Regulation S-X.
Item 9.01. Financial Statements and Exhibits.
(a)-(c) Not applicable
(d) Exhibits:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.

99.1	“Item 8. Financial Statements and Supplementary Data” and “Item 15. Exhibits, Financial Statement Schedules” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
Dated: January 11, 2010	By:	/s/ David C. Evans
		Name:	David C. Evans
		Title:	Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.

99.1	“Item 8. Financial Statements and Supplementary Data” and “Item 15. Exhibits, Financial Statement Schedules” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009.